Business combination	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Business Combination
43.	BUSINESS COMBINATION

(1)	General
The Group resolved to merge with Korea Foss Securities Co., Ltd. on May 3, 2024, following a resolution by the Board of Directors. This decision is based on maximizing synergy effects through the merger, enhancing competitiveness, improving management efficiency, and achieving sustainable growth.
The Group merged with Korea Foss Securities Co., Ltd. as the surviving company and Woori Investment Bank Co., Ltd. as the dissolving company, with the merger date set as August 1, 2024.

(2)	Identifiable Net Assets

1)	The amounts of acquired assets and assumed liabilities as of the merger date are as follows (Unit: Korean Won in millions):

Amount
Assets
Cash and cash equivalents	2,008
Financial assets at fair value through profit or loss	53,669
Loans and other financial assets at amortized cost	168,576
Securities at amortized cost	10,000
Premises and equipment	2,485
Intangible assets (*1)	6,873
Current tax assets	103
Other assets	1,723

Sub-total	245,437

Liabilities
Deposits due to customers	193,648
Provisions	218
Other financial liabilities	2,515
Deferred tax liabilities (*2)	544
Other liabilities	967

Sub-total	197,892

Identifiable Net Assets Fair value	47,545

(*1)
For the trademark item among intangible assets, an impairment adjustment of 10 million KRW was made due to its lack of utility following the launch of Woori Investment Securities Co. Ltd. Additionally, the amount includes 2,613 million KRW recognized for customer relationships as a result of the business combination. This has been identified as a separate identifiable intangible asset and has been valued at fair value using the Multi-Period Excess Earnings Method (MEEM).

The Multi-Period Excess Earnings Method (MEEM) estimates the future cash flows generated by each intangible asset and deducts the portion of the cash flow attributable to the contribution of other assets. This method then discounts the pure cash flow generated by the intangible asset to its present value.

(*2)	The deferred tax liabilities were recognized by applying the marginal tax rate (20.9%) to the differences between the fair value and the carrying amount of the identifiable assets and liabilities

2)	Merger Accounting
Legally, the merger is in the form of Korea Foss Securities Co., Ltd., the surviving company, absorbing Woori Investment Bank Co., Ltd, the merged company. However, for accounting purposes, it is treated as a reverse acquisition, where Woori Investment Bank Co., Ltd. is considered to have acquired Korea Foss Securities Co., Ltd.

(3)	Goodwill
The goodwill recognized as a result of the business combination is as follows (Unit: Korean Won in millions):

Amount
Consideration transferred	56,240
Identifiable net assets fair value	47,545
Non-controlling interests (*)	6,444
Goodwill	15,139

(*)	Non-controlling interests were recognized at fair value applying the closing price on the acquisition date of Woori Venture Partners.
The consideration transferred in a business combination includes a control premium paid to acquire Korea Foss Securities Co., Ltd., resulting in the recognition of goodwill. Additionally, the consideration paid for the business combination includes amounts related to expected synergies, increased revenues, and future market growth.
As part of the acquisition, the consolidated company also acquired customer relationships of Korea Foss Securities Co., Ltd. These relationships meet the separability criterion and the recognition requirements for intangible assets, and thus were recognized separately from goodwill.

(4)
Assuming that the acquisition date for the business combination is the same as the beginning of the reporting period, the revenue and net income of Woori Investment Securities Co., Ltd. reported in the consolidated statement of comprehensive income are 439,640 million Won and 434 million Won, respectively.